Supplement, dated January 2, 2002, to the Prospectus, dated March 1, 2001, of Seligman Global Fund Series, Inc. (the "Series")
                                on behalf of its
                         Seligman Global Technology Fund



     The following supersedes and replaces the information set forth on page 23 of the Series' Prospectus under the caption "Global Technology Fund."

Seligman's Global Technology Group manages the Global Technology Fund. Mr. Richard M. Parower, Vice President, Investment Officer of Seligman since April 2000, is Co-Portfolio Manager of the Global Technology Fund, responsible for the Fund's US investments. Prior to joining Seligman, from June 1998 to April 2000, Mr. Parower was a Senior Analyst with Citibank Global Asset Management cover Global IT Services. From September 1995 to June 1998, Mr. Parower was a Senior Analyst with Montgomery Asset Management and from June 1993 to September 1995, he was a securities analyst for G.T. Capital Management. Mr. Parower is also Co-Portfolio Manager of the Seligman Global Technology Portfolio of Seligman Portfolios, Inc.

Mr. Steven A. Werber, who joined Seligman on January 10, 2000 as a Senior Vice President, is Co-Portfolio Manager of the Global Technology Fund responsible for its non-US investments. He is a Vice President of Seligman Global Fund Series, Inc. Prior to joining Seligman, Mr. Werber was an Analyst and Portfolio Manager at Fidelity Investments International since 1996. Prior thereto, he was an Associate at Goldman Sachs International from 1992 to 1996. Mr. Werber is also a Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Global Technology Portfolio.


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